EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
Reporting Period: 12-01-09 to 12-31-09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Post petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Post petition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	February 1, 2010
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C. §586(a)(3). The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. Further, claims have been filed in the bankruptcy case not currently recorded on WMI’s books that, if allowed, would change the reported balances for pre-petition liabilities. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
December 2009 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 11/30/2009	261,877,567	3,675,353,241	4,660	749,341	1,939,941	2,655,066	3,942,579,816	53,598,836	580,531	54,179,367	3,996,759,183

Receipts

Interest & investment returns	7,051	425,975	-	17	2,561	1,750,388	2,185,991	1,208	8,720	9,928	2,195,919
Tax refunds						1,167,576	1,167,576			-	1,167,576
Reimbursements/distributions from subs						5,217,395	5,217,395			-	5,217,395
Sales of assets/securities						-	-			-	-
Life insurance proceeds						-	-				-
Other miscellaneous receipts						276	276			-	276
Total Receipts	7,051	425,975	-	17	2,561	8,135,635	8,571,238	1,208	8,720	9,928	8,581,167

Transfers

Sweep to/(from) Money Market account					(5,000,000)	5,000,000	-		-	-	-
Transfer (to)/from Wells Managed Account					25,000,000	-	25,000,000		(500,000)	(500,000)	24,500,000
Total Transfers	-	-	-	-	20,000,000	5,000,000	25,000,000	-	(500,000)	(500,000)	24,500,000

Disbursements

Salaries and benefits						311,786	311,786	-	-	-	311,786
Travel and other expenses						26,973	26,973	-	-	-	26,973
Occupancy and supplies						103,683	103,683	-	-	-	103,683
Professional fees						8,521,103	8,521,103	-	-	-	8,521,103
Other outside services						908,167	908,167	-	-	-	908,167
Bank fees						23,767	23,767	-	-	-	23,767
US Trustee quarterly Fees						-	-	-	-	-	-
Directors fees						60,000	60,000	-	-	-	60,000
Taxes paid						-	-	-	-	-	-
Total Disbursements	-	-	-	-		9,955,479	9,955,479	-	-	-	9,955,479

Net Cash Flow	7,051	425,975	-	17	20,002,561	3,180,156	23,615,760	1,208	(491,280)	(490,072)	23,125,688

Cash - End of Month	261,884,618	3,675,779,216	4,660	749,358	21,942,502	5,835,222	3,966,195,576	53,600,044	89,251	53,689,295	4,019,884,871

GL Balance	261,884,618	3,675,779,216	4,660	749,358	21,942,502	5,835,222	3,966,195,575	53,600,044	89,251	53,689,295	4,019,884,870

Net value - short-term securities							613,050,458			221,572,428	834,622,886

Total Cash & Cash Equivalents							4,579,246,033			275,261,723	4,854,507,757

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

Washington Mutual, Inc., et al                                                                                                                                Case No. 08-12229 (MFW)
December 2009 Monthly Operating Report -- UNAUDITED
MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the “Debtors”) hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors’ bank accounts is reconciled to monthly bank statements except that certain account ending in 9626 (the “Excluded Account”). The Debtors’ standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

In May 2009, JPMorgan started transitioning bank accounts from the WaMu deposit platform to the Chase deposit platform. Since the transition began, JPMorgan has only provided the Debtors with bank account statements for certain months. We have not received a bank statement for the period covered by this MOR for the Excluded Account. Therefore, we are unable to reconcile information related to the Excluded Account against a related bank statement. We have continued to record interest income on the account consistent with prior practice and based on existing agreement with JPMorgan.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Month Ended Dec 31, 2009

		Check		Amount Paid - Dec'09*		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	06/01/09 - 10/31/09	Wire	12/23/09	$1,025,639.41	$-	$8,364,597.06	$254,678.63
Alvarez & Marsal	11/01/09 - 11/30/09	Wire	12/23/09	1,711,148.80	79,392.97	28,670,401.14	1,416,628.12
CONSOR Intellectual Asset Management				-	-	255,318.00	3,249.00
CP Energy Group, LLC	06/01/09 - 10/31/09	2054	12/23/09	20,062.17	-	91,347.88	159.47
Davis Wright Tremaine LLP	06/01/09 - 09/30/09	1997, 2035, 2055	12/03/09, 12/17/09, 12/23/09	19,333.40	4,767.60	655,823.00	24,499.50
Elliott Greenleaf	06/01/09 - 09/30/09	Wires	12/10/09, 12/23/09	124,503.30	3,400.05	339,178.50	26,210.07
FTI Consulting, Inc.	06/01/09 - 10/31/09	Wire	12/23/09	541,435.00	-	3,734,191.10	30,564.29
Gibson, Dunn & Crutcher LLP	09/01/09 - 09/30/09	2056	12/23/09	5,277.20	-	587,959.75	10,074.98
Grant Thornton	07/01/09 - 10/31/09	2057	12/23/09	57,604.20	-	345,121.20	30,827.73
Joele Frank, Wilkinson Brimmer Katcher				4,917.50	448.29	136,692.50	9,082.55
John W. Wolfe, P.S.	06/01/09 - 10/31/09	Wire	12/23/09	219,840.60	-	837,471.00	1,212.29
Kurtzman Carson Consultants LLC				46,488.65	-	1,302,995.62	-
McKee Nelson LLP / Bingham McCutchen LLP	06/01/09 - 10/31/09	Wires	12/23/09, 12/28/09	344,721.15	5,254.66	1,660,849.95	33,955.40
Miller & Chevalier Chartered	10/01/09 - 10/31/09	2066	12/23/09	29,198.80	-	227,859.74	96.43
Milliman				-	-	29,697.49	-
Pepper Hamilton LLP	06/01/09 - 10/31/09	Wire	12/23/09	154,643.11	-	1,617,545.63	75,597.15
Perkins Coie LLP	05/01/09 - 09/30/09	Wire	12/23/09	129,957.69	-	1,325,265.64	56,961.95
PricewaterhouseCoopers LLP	09/01/09 - 09/30/09	Wire	12/23/09	146,161.20	7,643.60	1,343,958.80	160,325.59
Quinn Emanuel Urquhart Oliver & Hedges	06/01/09 - 09/30/09	Wires	12/10/09, 12/17/09, 12/23/09	1,916,441.60	46,840.44	4,713,558.00	131,924.07
Richards, Layton & Finger P.A.	06/01/09 - 10/31/09	Wires	12/03/09, 12/23/09, 12/30/09	72,176.80	10,426.58	344,412.40	40,484.74
Shearman & Sterling LLP	06/01/09 - 10/31/09	2047, 2068, 2083	12/17/09, 12/23/09, 12/30/09	131,948.00	56.42	844,340.20	16,833.31
Silverstein & Pomerantz, LLP	08/01/09 - 10/31/09	2084	12/30/09	5,000.00	-	14,826.00	77.53
Simpson Thacher & Bartlett LLP	08/01/09 - 09/30/09	2069	12/23/09	17,110.90	-	437,584.25	11,028.77
Towers, Perrin, Forster & Crosby, Inc.				-	-	80,901.43	-
Weil, Gotshal & Manges LLP	04/01/09 - 08/31/09	Wires	12/17/09, 12/23/09	1,625,679.20	13,583.38	13,854,116.00	364,206.67

Total				$8,349,288.68	$171,813.99	$71,816,012.28	$2,698,678.24

* Interim fee applications and multiple invoices were paid during this period.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
December 2009 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 12/1/09 to 12/31/09

	Washington Mutual, Inc.		WMI Investment Corp.
	December 2009	Cumulative to Date	December 2009	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	603,130	12,334,683	35,506	610,363
Securities	272,435	3,953,976	-	2,976,201
Notes receivable - intercompany	97,411	1,120,749	-	1
Other	150	1,030,661	-	-
Total interest income	973,125	18,440,069	35,506	3,586,565
Earnings (losses) from subsidiaries and other
equity investments	11,802,650	(190,951,702)	18,710,314	(5,012,489)
Gains (losses) from securities / investments	5,434	(10,455,772)	-	(112,282,081)
Other income	(135,964)	2,541,834	-	(0)
Total revenues	12,645,246	(180,425,572)	18,745,820	(113,708,005)

Operating expenses:
Compensation and benefits	507,872	6,194,691	-	-
Occupancy and equipment	96,782	1,309,087	-	-
Professional fees	97,520	8,163,546	-	148
Loss / (Income) from BOLI/COLI policies	(436,247)	(6,417,960)	-	-
Management fees / Transition services	70,000	2,121,012	-	-
Insurance	225,000	15,195,167	-	-
Other	136,726	1,652,143	14,389	437,209
Total operating expenses	697,653	28,217,686	14,389	437,357

Net profit (loss) before other income
and expenses	11,947,593	(208,643,258)	18,731,431	(114,145,363)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(55,028,000)	-	-

Net profit (loss) before reorganization
items	11,947,593	(153,615,258)	18,731,431	(114,145,363)

Reorganization items:
Professional fees	4,403,957	78,879,060	300,000	300,000
Claims Adjustments	10,047,217	10,047,217	-	-
US Trustee quarterly fees	-	93,000	-	6,175
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	284,964	8,396,913	-	-
Total reorganization items	14,736,138	97,416,191	300,000	306,175
Net profit (loss) before income taxes	(2,788,545)	(251,031,449)	18,431,431	(114,451,538)

Income taxes	-	50	-	-

Net profit (loss)	(2,788,545)	(251,031,499)	18,431,431	(114,451,538)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al			Case No. 08-12229 (MFW)
December 2009 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 12/31/2009 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	12/31/09	9/26/08	12/31/09	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,579,246,033	4,018,083,009	275,261,723	52,974,376
Restricted cash and cash equivalents	94,375,680	145,668,884	-	-
Investment securities	69,993,964	59,688,627	-	266,444,881
Accrued interest receivable	762,947	413,253	-	4,084,658
Income tax receivable	476,143,556	742,680,150	22,187,560	22,187,560
Prepaid expenses	3,785,524	11,311,510	-	-
Cash surrender value of BOLI/COLI	89,246,363	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	-	23,668,909	58,890,626	65,952,708
Investment in subsidiaries	1,474,034,858	1,895,218,467	-	-
Notes receivable - intercompany	12,510,871	58,001,133	565,844,197	565,844,197
Fixed Assets	92,029	-	-	-
Other assets	96,035,756	23,489,277	-	-
Total assets	6,935,401,506	7,701,133,028	922,184,108	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	3,899,141	-	300,000	-
Accrued wages and benefits	1,411,262	-	-	-
Other accrued liabilities	10,590,584	-	14,825	-
Minority interest	1,112,654	3,104,022	-	-
Total post-petition liabilities	17,013,641	3,104,022	314,825	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,132,421,622	4,126,545,947	-	-
Subordinated debt	1,666,464,970	1,662,295,485	-	-
Junior subordinated debt	752,445,435	752,445,436
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,080,833	550,080,833	-	-
Payroll and benefit accruals	407,236,707	407,215,221	-	-
Other accrued liabilities	86,364,578	92,259,015	-	-
Other pre-petition liabilities	198	223	-	-
Total pre-petition liabilities	8,283,590,322	8,278,878,868	-	-

Total liabilities	8,300,603,962	8,281,982,890	314,825	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(753,461,687)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,741,804,781)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(251,031,499)	-	(114,451,538)	-
Total shareholders' equity	(1,365,202,457)	(580,849,862)	921,869,283	977,488,380

Total liabilities and shareholder's equity	6,935,401,506	7,701,133,028	922,184,108	977,488,380

In re Washington Mutual, Inc., et al
Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•
Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Note 2: Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $94 million includes $37 million of accumulated dividends related to amounts held in escrow pertaining to that certain action styled as American Savings Bank, F.A et al. v United States, Case No 92-872C pending in the United States Court of Federal Claims, $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $4 million held as part of a Rabbi Trust.

Note 3: Other Investments

WMI Investment Corp (“WMI Investment”) records the book value of its investment in a portfolio holding company, JPMC Wind Investment Portfolio LLC, based on interim financials prepared by JPMC Wind Investment LLC, the managing partner in this wind power joint venture. WMI Investment recently received the December 31, 2008 audited financial statements for the joint venture. The audited financials differed from prior interim financials received, resulting in an approximate $19 million increase in WMI Investment’s reported investment.

The audited statements contained assumptions about the value of several of the joint venture’s wind energy projects. The reported balance in the MOR reflects these assumptions. However, assumptions related to WMI Investment’s interest in the joint venture could be significantly different depending on the circumstances of the sale of its interest and the value to a potential buyer.

Note 4: Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment. This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $179 million.

Marion Insurance Company, a wholly owned subsidiary, paid dividends to WMI of approximately $21 million, consisting of $5 million in cash and a grantor trust created as part of the commutation of a material portion of its reinsurance business. The value of the trust, net of reserves, is approximately $16 million as of December 31, 2009. The term of the trust ends on December 31, 2011.

Note 5: Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Note 6: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed. The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.6 - $3.0 billion. JPMorgan, the purchaser of substantially all of WMB’s assets, has asserted significant claims to the expected tax refunds.

On November 6, 2009, the Worker, Homeownership, and Business Assistance Act of 2009 (the “Act”) became enacted into law. The Act provides, in pertinent part, that corporate taxpayers, subject to certain limitations, may elect to extend the permitted Net Operating Loss carryback period from two years to five years (with such taxpayers only receiving half this benefit in the fifth year). WMI estimates such an election could result in additional refunds of up to approximately $2.6 billion, as to which there are competing claims of ownership.

No provision or benefit from income taxes has been recorded as the NOL’s are expected to be sufficient to offset income during the reported period. Income tax expense contains minimum taxes paid in certain states.

Note 7: Liabilities Subject to Compromise (Pre-Petition) – Payroll and benefit accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting. Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis. Neither balance was reported as an intercompany balance. WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

Washington Mutual, Inc. / WMI Investment Corp.	Case No. 08-12229 (MFW)
December 2009 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp.
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		26,128.00		59,719.39	(56,052.26)	29,795.13					-
FICA – Employee		3,835.34		9,166.24	(8,519.05)	4,482.53					-
FICA – Employer		3,835.34	19,120.79		(8,519.05)	14,437.08					-
Unemployment			-			-					-
Income	*					-					-
Other:						-					-
Total Federal		33,798.68	19,120.79	68,885.63	(73,090.36)	48,714.74	-	-	-	-	-

State and Local

Withholding	n/a
Sales/Use	**	-	-	-	-	-
Unemployment		245.15	122.70			367.85
Disability		776.41	242.41	161.06		1,179.88
Real Property	n/a					-
Personal Property	n/a					-
Other		1,746.26	957.91	-	-	2,704.17
						-
Total State and Local		2,767.82	1,323.02	161.06	-	4,251.90	-	-	-	-	-

Total Taxes		36,566.50	20,443.81	69,046.69	(73,090.36)	52,966.64	-	-	-	-	-

NOTES

*	WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments.
**	WMI does not have any Washington or city of Seattle sales/use tax liability for the month of December

I attest that all tax returns have been filed in accordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 12/01/2009 through 12/31/2009

Property Tax Filings:

No property tax returns were filed during the period 12/01/2009 through 12/31/2009.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 12/01/2009 through 12/31/2009.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed

WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	12/04/2009	12/04/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	12/18/2009	12/18/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	12/23/2009	12/23/2009

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed

WMI	Michigan1	Corporate business tax return	12/31/2009	12/31/2009

1 Washington Mutual Bank is designated as the “filing corporation” in Michigan. As such, the 2008 Michigan return was filed by Washington Mutual Bank. WMI was included in this filing as an affiliate.

Case No. 08-12229 (MFW)
Washington Mutual, Inc., et al
MOR-4: Post Petition Accounts Payable Aging by Vendor
As of December 31, 2009

Washington Mutual, Inc.

Vendor	Current *	31 - 60	61- 90	91 and Over	Total

60th Street Advisors	$66,492.00	$-	$-	$-	$66,492.00
Akin, Gump, Strauss, Hauer & Feld LLP	146,758.25	-	-	-	146,758.25
AT&T	4,436.06	-	-	-	4,436.06
Bingham McCutchen LLP / McKee Nelson LLP	41,972.10	-	-	-	41,972.10
Bowne of Los Angeles, Inc.	530.12	-	-	-	530.12
CP Energy Group, LLC	12,005.30	-	-	-	12,005.30
Davis Wright Tremaine LLP	3,956.50	-	-	-	3,956.50
Elliott Greenleaf	107,902.38	-	-	-	107,902.38
FTI Consulting, Inc.	340,375.01	-	-	-	340,375.01
Gibson, Dunn & Crutcher LLP	31,096.50	-	-	-	31,096.50
Grant Thornton	10,322.80	-	-	-	10,322.80
Grayson, Helen	892.29	-	-	-	892.29
John W. Wolfe, P.S.	167,447.92	-	-	-	167,447.92
Lifewise Assurance Company	1,637.16	-	-	-	1,637.16
Mellon Investor Services, LLC	2,268.06	-	-	-	2,268.06
Miller & Chevalier Chartered	25,144.69	-	-	-	25,144.69
Pepper Hamilton LLP	126,131.48	-	-	-	126,131.48
Perkins Coie LLP	85,683.78	-	-	-	85,683.78
PricewaterhouseCoopers LLP	704,273.96	-	-	-	704,273.96
Quinn Emanuel Urquhart Oliver & Hedges	1,080,760.48	-	-	-	1,080,760.48
Richards, Layton & Finger P.A.	27,983.10	-	-	-	27,983.10
Robert Half Legal	32,751.66	-	-	-	32,751.66
Shearman & Sterling LLP	39,679.62	-	-	-	39,679.62
Silverstein & Pomerantz, LLP	3,706.50	-	-	-	3,706.50
Simpson Thacher & Bartlett LLP	9,796.56	-	-	-	9,796.56
Weil, Gotshal & Manges LLP	825,136.29	-	-	-	825,136.29

Total	$3,899,140.57	$-	$-	$-	$3,899,140.57

WMI Investment Corp.

Vendor	Current	31 - 60	61- 90	91 and Over	Total

Goldman, Sachs & Co.	$300,000.00	$-	$-	$-	$300,000.00

Total	$300,000.00	$-	$-	$-	$300,000.00

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverage in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X